UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 24, 2006

                             DEER VALLEY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                    00114800                   20-5256635
(State  of Incorporation)     (Commission File Number)        (IRS Employer
                                                          Identification Number)

                4902 EISENHOWER BLVD., SUITE 185, TAMPA, FL 33634
               (Address of Principal Executive Offices) (Zip Code)

                                 (813) 885-5998
              (Registrant's Telephone Number, Including Area Code)


                              CYTATION CORPORATION
          (Former name or former address, if changed since last report)

Check the appropriate box below of the Form 8-K if the filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

[ ] Written  communications pursuant to Rule 425 under the Securities Act (17
    CFR  230.425)

[ ] Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
    CFR  240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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     Unless  otherwise  indicated  or  the  context  otherwise  requires,  all references below in this Report on Form 8-K to "we," "us" and the "Company" are to Deer Valley Corporation, a Delaware corporation, together with its wholly-owned subsidiary, Deer Valley Homebuilders, Inc., an Alabama corporation. Specific discussions or comments relating to Deer Valley Corporation will reference the "Company," and those relating to Deer Valley Homebuilders, Inc. will be referred to as "DVH."

     On July 24, 2006 at 2:00 p.m., Eastern Daylight Savings Time, at the Company's offices, located at 4902 Eisenhower Blvd., Suite 185, Tampa, Florida 33634, the Company held a Special Meeting of Stockholders not in lieu of an annual meeting, (the "Meeting"), which had previously been announced by the Company's Definitive Information Statement on Schedule 14C, filed with the United States Securities and Exchange Commission on June 27, 2006 and mailed to shareholders on June 30, 2006 (the "Information Statement"). At the Meeting the following actions were taken:

     1. The election of each of Hans Beyer, John Giordano, and Dale Phillips as directors to serve until the next annual meeting of the shareholders in the years in which their terms expire and until their successors are elected and qualified, or until their earlier resignation, removal from office, or death;

     2. The approval of an amendment to the Company's Certificate of Incorporation to increase the authorized preferred stock, par value $0.01 per share, of the Company from 1,140,000 shares to 10,000,000 shares;

     3. The approval of an amendment to the Company's Certificate of Incorporation to increase the authorized common stock, par value $0.001 per share, of the Company from 2,000,000 shares to 100,000,000 shares;

     4. The approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company to Deer Valley Corporation.; and

     5. The approval of a merger with a Florida corporation, solely for purposes of establishing the Company's domicile in Florida.

     Additional  detail  regarding  these  actions  follows.

ITEM  1.01   ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

MERGER WITH FLORIDA CORPORATION TO CHANGE THE DOMICILE OF THE COMPANY TO FLORIDA AND THE NAME OF THE COMPANY TO DEER VALLEY CORPORATION

GENERAL

     At the Meeting the Company's shareholders approved a merger with a newly formed Florida corporation for the purpose of changing the domicile of the Company. Accordingly, Cytation Corporation, a Delaware corporation, entered into an agreement to merge with Deer Valley Corporation, a newly formed Florida corporation, on July 24, 2006 (the "Agreement of Merger"). Pursuant to the terms of the Agreement of Merger, Cytation Corporation merged with and into Deer Valley Corporation. As a result of the merger, the Company is now governed by the laws of the State of Florida and is now named Deer Valley Corporation, which more accurately reflects the nature of the operations conducted by the Company's operating subsidiary, DVH. Deer Valley Corporation was incorporated for the purpose of facilitating the Company's change of domicile to Florida.

     The Articles of Incorporation of Deer Valley Corporation are substantially similar to our former Delaware Certificate of Incorporation and include the

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amendments  proposed  to  our  Delaware  Certificate  of  Incorporation  in  our
Information Statement. The Bylaws of the new Florida corporation will be substantially similar to the Company's current Bylaws. The Company's directors and officers elected at the Meeting, as well as current director, Charles G. Masters, are the directors and officers of the surviving Florida corporation.

     Upon the effective date of the merger, by virtue of the merger and without any action on the part of any holder thereof, each share of the Company's Common Stock outstanding immediately prior thereto was changed and converted into one fully paid and nonassessable share of the common stock of Deer Valley Corporation, with the same rights and privileges thereto appertaining. Likewise, each share of the Company's Preferred Stock outstanding immediately prior thereto was changed and converted into one fully paid and nonassessable share of the preferred stock of Deer Valley Corporation, with the same rights and privileges thereto appertaining. The Company's options and warrants also were changed and converted into options and warrants of Deer Valley Corporation, with the same rights and privileges thereto appertaining.

PURPOSE  OF  MERGER  WITH  FLORIDA  CORPORATION

     The Board of Directors proposed the merger solely for the purpose of changing the domicile of the Company. The Board of Directors deemed it advisable and to the advantage of the shareholders that the Company be merged with and into a Florida corporation for the purpose of changing the jurisdiction of incorporation of the Company from the State of Delaware to the State of Florida.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On July 24, 2006, the Company received a letter from Christopher Portner whereby he resigned as a director of the Company, effective immediately. Mr. Portner's resignation did not result from any disagreement with the Company on any matter relating to the Company's operations, policies or procedures.

ITEM  8.01   OTHER  EVENTS

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED PREFERRED STOCK OF THE COMPANY

     At the Meeting, the Company's shareholders approved an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of preferred stock, par value $0.01 per share, from 1,140,000 to 10,000,000 shares of preferred stock, par value $0.01 per share.

PURPOSE  OF  INCREASING  THE  COMPANY'S  AUTHORIZED  SHARES  OF  PREFERRED STOCK

     The Company's directors proposed increasing the Company's authorized preferred shares, believing that it is desirable to have additional shares of preferred stock available for other possible future financing, possible future acquisition transactions, stock dividends, stock splits, and other general corporate purposes. The Company's directors believe that having such additional authorized shares of preferred stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Such additional issuances, if any, with respect to future financing and acquisitions would dilute existing shareholders.

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AMENDMENT  TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON
STOCK  OF  THE  COMPANY

     At the Meeting, the Company's shareholders approved an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 2,000,000 to 100,000,000 shares of common stock, par value $0.001 per share.

PURPOSE  OF  INCREASING  THE  COMPANY'S  AUTHORIZED  SHARES  OF  COMMON  STOCK

     CONVERSION  OR  EXERCISE  OF  DERIVATIVE  SECURITIES

     The Company's directors proposed increasing the Company's authorized shares of common stock in order to facilitate the conversion or exercise of derivative securities which are convertible to common stock, such as the Company's convertible preferred stock. Until the increase, the Company did not have sufficient common stock to satisfy the conversion provisions of its outstanding convertible securities. Upon the increase in authorized shares of common stock, 49,451 shares of Series B Convertible Preferred Stock automatically converted to 4,945,100 shares of common stock, and 132,081 shares of Series D Convertible Preferred Stock automatically converted to 880,544 shares of common stock.

     GENERAL  CORPORATE  PURPOSE

     The Company's directors believe that it is desirable to have additional shares of common stock available for other possible future financing, possible future acquisition transactions, stock dividends, stock splits, and other general corporate purposes. The Company's directors believe that having such additional authorized shares of common stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Such additional issuances, if any, with respect to future financing and acquisitions would dilute existing shareholders.

ELECTION  OF  DIRECTORS

     At the Meeting, the shareholders elected Hans Beyer, John Giordano, and Dale Phillips to serve as directors, with their election becoming effective on July 27, 2006. Messrs. Beyer and Phillips currently have no other roles with the Company. Mr. Giordano is a shareholder in Bush Ross, P.A., which serves as legal counsel to the Company in corporate and securities matters. Directors hold their positions until the annual meeting of the shareholders in the year in which their term expires and until their respective successors are elected and qualified or until their earlier resignation, removal from office, or death. The Board is currently divided into three classes of directors, each class serving staggered three-year terms. Mr. Beyer was elected as a Class II Director, whose term expires in 2007. Mr. Giordano was elected as a Class III
Director,  whose  term  expires  in 2008.  Mr. Phillips was elected as a Class I
Director,  whose  term  expires  in  2009.

CHANGES  TO  ARTICLES  OF  INCORPORATION  AND  BYLAWS

     At the Meeting, the shareholders approved proposals announced in the Company's Information Statement to change the name of the Company to "Deer Valley Corporation," to merge with a Florida corporation in order to change the Company's domicile to Florida, and to increase the capital of the corporation. These changes resulted in the Company's Delaware Certificate of Incorporation being changed to Florida Articles of Incorporation, which have been amended to reflect the changes in name, domicile, and capital structure. In addition, the

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Company's  Bylaws  have  been changed to reflect the name change, as well as the change  in  domicle  of  the  Company  and  the  Company's  registered  agent.

ITEM  7.01.  REGULATION  FD  DISCLOSURE

     On July 25, 2006, the Company issued a news release entitled "CYTATION CORPORATION CHANGES NAME TO DEER VALLEY CORPORATION AND STRENGTHENS BOARD WITH THE ELECTION OF THREE EXTERNAL DIRECTORS," a copy of which is attached hereto as
Exhibit  99.01.

     On July 28, 2006, the Company issued a news release entitled "DEER VALLEY CORPORATION ANNOUNCES NEW TICKER SYMBOL -DVLY - AND INTRODUCES NEW BOARD
MEMBERS,"  a  copy  of  which  is  attached  hereto  as  Exhibit  99.02.

     The  information  contained  in this Item 7.01 on Form 8-K and the Exhibits
99.01  and  99.02  attached  hereto  shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed with this Form 8-K:

EXHIBIT NO.     DESCRIPTION

3.01 Articles  of  Incorporation

3.02 Bylaws

4.01 Certificate of Designation, Rights, and Preferences of Series A Convertible Preferred Stock

4.02 Certificate of Designation, Rights, and Preferences of Series B Convertible Preferred Stock

4.03 Certificate of Designation, Rights, and Preferences of Series C Convertible Preferred Stock

4.04 Certificate of Designation, Rights, and Preferences of Series D Convertible Preferred Stock

10.01 Agreement and Plan of Merger between Cytation Corp., a Delaware corporation, and Deer Valley Corporation, a Florida corporation

17.01 Resignation  Letter  of  Director  Christopher  Portner

99.01 Press  Release,  dated  July  25,  2006.

99.02 Press  Release,  dated  July  28,  2006.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DEER VALLEY CORPORATION



                                   By:     /s/ Charles G. Masters
                                          -------------------------------------
                                   Name:  Charles G. Masters
                                          --------------------
                                   Title:  President, Chief Executive Officer
                                          ------------------------------------
                                   Dated:  July 28, 2006

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